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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors


We consent to the use of our report dated November 16, 2000, with respect to the financial statements of QuickShip, Inc. for the year ended December 31, 1999, included in this Current Report on Form 8-K/A of Blue Rhino Corporation, filed with the Securities and Exchange Commission.




                                                           /S/ ERNST & YOUNG LLP


Winston-Salem, North Carolina
January 11, 2001